Exhibit 99.2

                                    Unaudited
                             AmSouth Bancorporation
                       CONSOLIDATED STATEMENTS OF EARNINGS
                     ($ in thousands, except per share data)


------------------------------------------------------------------------------------------------------------------------------
                                                                                  2003                                2002
                                                        -------------------------------------------------------    -----------
                                                         December 31   September 30    June 30       March 31      December 31
                                                        -----------    ------------  ------------   -----------    -----------
INTEREST INCOME
Loans                                                 $    381,914   $    381,886    $   389,859  $    398,543   $    406,373
Available-for-sale securities                               85,096         74,495         75,065        77,682         79,248
Held-to-maturity securities                                 52,250         45,888         56,199        60,865         59,443
Trading securities                                              11             67              6            55            726
Loans held for sale                                          1,775          2,272            318           160            359
Federal funds sold and securities purchased under
 agreements to resell                                           99            503            889           166          1,152
Other interest-earning assets                                   55             69            110           154            325
                                                        -----------    -----------   ------------   -----------    -----------
             Total interest income                         521,200        505,180        522,446       537,625        547,626
                                                        -----------    -----------   ------------   -----------    -----------

INTEREST EXPENSE
Interest-bearing checking                                    6,627          6,295          8,129         8,035          9,300
Money market and savings deposits                            9,350          9,144         13,819        13,997         17,552
Time deposits                                               46,839         49,861         51,116        52,293         56,989
Certificates of deposit of $100,000 or more                 17,544         18,087         16,555        15,486         16,864
Foreign deposits                                             2,589          1,658          1,675         1,684          1,795
Federal funds purchased and securities sold under
 agreements to repurchase                                    6,163          3,917          4,555         5,919          6,308
Other borrowed funds                                           971          1,076            985         1,145            821
Long-term Federal Home Loan Bank advances                   60,150         61,331         64,949        66,718         67,991
Other long-term debt                                        12,183         10,358         11,307         9,306          9,523
                                                        -----------    -----------   ------------   -----------    -----------
             Total interest expense                        162,416        161,727        173,090       174,583        187,143
                                                        -----------    -----------   ------------   -----------    -----------

NET INTEREST INCOME                                        358,784        343,453        349,356       363,042        360,483
Provision for loan losses                                   44,500         41,800         42,700        44,700         53,450
                                                        -----------    -----------   ------------   -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        314,284        301,653        306,656       318,342        307,033
                                                        -----------    -----------   ------------   -----------    -----------

NONINTEREST REVENUES
Service charges on deposit accounts                         93,177         87,535         81,677        75,556         78,873
Trust income                                                26,114         25,918         25,598        26,027         24,829
Consumer investment services income                         19,114         17,937         16,049        16,310         16,329
Interchange income                                          15,648         16,709         18,360        16,687         16,971
Bank owned life insurance policies                          11,706         13,616         13,060        13,834         13,629
Bankcard income                                              7,079          6,622          6,691         6,201          6,550
Mortgage income                                             12,060         11,975         17,130        10,016          6,691
Portfolio income                                            14,009         17,600         15,906         5,930          5,541
Other noninterest revenues                                  24,483         30,873         16,247        22,324         22,821
                                                        -----------  -------------   ------------   -----------    -----------
             Total noninterest revenues                    223,390        228,785        210,718       192,885        192,234
                                                        -----------  -------------   ------------   -----------    -----------

NONINTEREST EXPENSES
Salaries and employee benefits                             163,969        164,086        156,723       154,065        142,675
Equipment expense                                           29,141         29,022         30,572        27,968         29,030
Net occupancy expense                                       34,350         34,120         33,484        31,525         30,530
Postage and office supplies                                 12,124         11,636         11,351        11,939         11,972
Marketing expense                                            8,832          9,341          9,173         9,158          8,941
Communications expense                                       6,324          7,287          7,044         7,563          5,491
Amortization of intangibles                                  1,199          1,198          1,198         1,198          1,225
Other noninterest expenses                                  54,854         49,866         49,077        46,190         46,820
                                                        -----------  -------------   ------------   -----------    -----------
             Total noninterest expenses                    310,793        306,556        298,622       289,606        276,684
                                                        -----------  -------------   ------------   -----------    -----------

INCOME BEFORE INCOME TAXES                                 226,881        223,882        218,752       221,621        222,583
Income taxes                                                68,329         66,494         63,927        66,265         67,376
                                                        -----------  -------------   ------------   -----------    -----------

NET INCOME                                            $    158,552   $    157,388    $   154,825  $    155,356   $    155,207
                                                        ===========  =============   ============ =============  =============

Average common shares outstanding                          350,067        349,421        349,509       351,981        353,792
Earnings per common share                             $        .45   $        .45    $       .44  $        .44   $        .44
Diluted average common shares outstanding                  355,306        353,317        353,354       355,265        356,784
Diluted earnings per common share                     $        .45   $        .45    $       .44  $        .44   $        .44


                                    Unaudited
                             AmSouth Bancorporation
   QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES
                   (Taxable equivalent basis, $ in thousands)


----------------------------------------------------------------------------------------------------------------------------------
                                          Three Months Ended             Three Months Ended            Three Months Ended
                                          December 31, 2003              September 30, 2003               June 30, 2003
                                       ---------------------------   ----------------------------   ----------------------------
                                       Average   Revenue/   Yield/    Average    Revenue/  Yield/   Average    Revenue/   Yield/
                                       Balance   Expense     Rate     Balance    Expense    Rate    Balance    Expense     Rate
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets:
Commercial and commercial real estate $13,742,037 $176,320   5.09% $13,418,636  $ 172,721   5.11% $13,334,004   $173,089    5.21%
Residential first mortgages             3,675,039   47,393   5.12%   3,482,912     46,621   5.31%   3,266,570     46,441    5.70%
Equity loans and lines                  6,915,508   79,328   4.55%   6,751,177     79,328   4.66%   6,615,453     82,108    4.98%
Dealer indirect                         3,665,257   58,225   6.30%   3,726,766     61,857   6.59%   3,743,714     64,806    6.94%
Other consumer                          1,265,908   27,007   8.46%   1,288,282     27,838   8.57%   1,306,096     30,032    9.22%
                                        ---------  -------           ---------    -------           ---------   --------
   Total loans net of unearned income  29,263,749  388,273   5.26%  28,667,773    388,365   5.37%  28,265,837    396,476    5.63%
Available-for-sale securities           6,537,647   85,783   5.21%   5,540,681     75,238   5.39%   4,646,425     75,971    6.56%
Held-to-maturity securities             4,621,250   55,758   4.79%   4,467,344     49,463   4.39%   4,440,248     59,984    5.42%
                                        ---------  -------           ---------    -------           -------      -------
   Total investment securities         11,158,897  141,541   5.03%  10,008,025    124,701   4.94%   9,086,673    135,955    6.00%
Other interest-earning assets             187,197    1,940   4.11%     399,336      2,911   2.89%     356,393      1,323    1.49%
                                        ---------  -------           ---------    -------           ---------    -------

Total interest-earning assets          40,609,843  531,754   5.19%  39,075,134    515,977   5.24%  37,708,903    533,754    5.68%
Cash and due from banks                 1,069,011                    1,058,120                      1,057,946
Other assets                            3,407,036                    3,554,143                      3,386,249
Allowance for loan losses                (383,627)                    (390,219)                      (391,229)
Market valuation on AFS securities         (4,433)                      18,529                        156,129
                                         --------                     --------                        -------
                                     $ 44,697,830                  $43,315,707                    $41,917,998
                                       ==========                   ==========                     ==========


-------------------------------------------------------------------------------------------------------------
                                               Three Months Ended                  Three Months Ended
                                                 March 31, 2003                    December 31, 2002
                                        ----------------------------------  ---------------------------------
                                          Average      Revenue/    Yield/     Average      Revenue/    Yield/
                                          Balance      Expense      Rate      Balance      Expense      Rate
-------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets:
Commercial and commercial real estate  $ 13,147,129    $ 177,491    5.48%   $12,821,252    $ 182,948    5.66%
Residential first mortgages               3,091,003       46,569    6.11%     2,581,052       39,592    6.09%
Equity loans and lines                    6,439,787       82,572    5.20%     6,275,391       86,032    5.44%
Dealer indirect                           3,752,267       67,206    7.26%     3,725,141       70,901    7.55%
Other consumer                            1,399,612       31,545    9.14%     1,415,145       34,098    9.56%
                                          ---------     --------              ---------       ------
   Total loans net of unearned income    27,829,798      405,383    5.91%    26,817,981      413,571    6.12%
Available-for-sale securities             4,511,821       78,623    7.07%     4,286,045       80,291    7.43%
Held-to-maturity securities               4,457,596       64,804    5.90%     4,237,829       63,390    5.93%
                                          ---------      -------              ---------       ------
   Total investment securities            8,969,417      143,427    6.49%     8,523,874      143,681    6.69%
Other interest-earning assets               154,144          535    1.41%       569,309        2,562    1.79%
                                          ---------      -------               --------      -------

Total interest-earning assets            36,953,359      549,345    6.03%    35,911,164      559,814    6.18%
Cash and due from banks                   1,054,545                           1,042,937
Other assets                              3,137,890                           3,077,443
Allowance for loan losses                  (382,501)                           (381,464)
Market valuation on AFS securities          179,543                             187,887
                                           --------                            --------
                                       $ 40,942,836                        $ 39,837,967
                                         ==========                          ==========



--------------------------------------------------------------------------------------------------------------------------
                                          Three Months Ended            Three Months Ended         Three Months Ended
                                          December 31, 2003             September 30, 2003            June 30, 2003
                                       -------------------------     -------------------------   -------------------------
                                       Average  Revenue/ Yield/      Average  Revenue/ Yield/    Average Revenue/ Yield/
                                       Balance  Expense   Rate       Balance  Expense   Rate     Balance Expense   Rate
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing checking         $ 5,878,840   6,627    0.45%  $5,793,183   6,295    0.43%  $5,753,817   8,129    0.57%
Money market and savings deposits   7,678,965   9,350    0.48%   7,670,427   9,144    0.47%   7,548,133  13,819    0.73%
Time deposits                       9,188,371  64,383    2.78%   9,306,813  67,948    2.90%   8,774,627  67,671    3.09%
Foreign deposits                    1,206,100   2,589    0.85%     828,492   1,658    0.79%     689,875   1,675    0.97%
Federal funds purchased and
 securities sold under
 agreements to repurchase           2,639,228   6,163    0.93%   1,954,417   3,917    0.80%   1,836,940   4,555    0.99%
Other interest-bearing liabilities  7,493,701  73,304    3.88%   7,365,016  72,765    3.92%   7,333,085  77,241    4.22%
                                    ---------  ------            ---------  ------            ---------   --------

Total interest-bearing liabilities 34,085,205 162,416    1.89%  32,918,348 161,727    1.95%  31,936,477 173,090    2.17%
                                              -------    ----              -------    ----   ----------  --------

Net interest spread                                      3.30%                        3.29%                        3.51%
                                                         ====                         ====                         ====

Noninterest-bearing demand deposits 5,855,497                    5,605,708                    5,329,351
Other liabilities                   1,606,022                    1,696,861                    1,539,225
Shareholders' equity                3,151,106                    3,094,790                    3,112,945
                                    ---------                    ---------                    ---------

                                 $ 44,697,830                  $43,315,707                 $ 41,917,998
                                   ==========                   ==========                   ==========

Net interest income/margin on a taxable
 equivalent basis                             369,338    3.61%             354,250    3.60%             360,664    3.84%
                                                         ====              =======                      =======

Taxable equivalent adjustment:
Loans                                           6,359                        6,479                        6,617
Available-for-sale securities                     687                          743                          906
Held-to-maturity securities                     3,508                        3,575                        3,785
                                                -----                        -----                     --------
Total taxable equivalent adjustment            10,554                       10,797                       11,308
                                               ------                       ------                     --------
Net interest income                          $358,784                    $ 343,453                    $ 349,356
                                              =======                      =======                     ========


-----------------------------------------------------------------------------------------------------
                                              Three Months Ended              Three Months Ended
                                                March 31, 2003                 December 31, 2002
                                        ------------------------------  -----------------------------
                                          Average    Revenue/  Yield/    Average   Revenue/   Yield/
                                          Balance    Expense    Rate     Balance   Expense     Rate
-----------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing checking               $ 5,590,645    8,035    0.58%  $ 5,259,390    9,300    0.70%
Money market and savings deposits         7,405,443   13,997    0.77%    7,283,621   17,552    0.96%
Time deposits                             8,359,791   67,779    3.29%    8,596,584   73,853    3.41%
Foreign deposits                            686,369    1,684    1.00%      675,778    1,795    1.05%
Federal funds purchased and
 securities sold under
 agreements to repurchase                 2,180,991    5,919    1.10%    2,023,816    6,308    1.24%
Other interest-bearing liabilities        6,981,141   77,169    4.48%    6,464,030   78,335    4.81%
                                          ---------   ------             ---------   ------

Total interest-bearing liabilities       31,204,380  174,583    2.27%   30,303,219  187,143    2.45%
                                                    --------    ----               --------    ----

Net interest spread                                             3.76%                          3.73%
                                                                ====                           ====

Noninterest-bearing demand deposits       5,144,378                      5,050,493
Other liabilities                         1,483,672                      1,406,418
Shareholders' equity                      3,110,406                      3,077,837
                                          ---------                      ---------

                                        $40,942,836                   $ 39,837,967
                                         ==========                     ==========

Net interest income/margin on a taxable
 equivalent basis                                    374,762    4.11%               372,671   4.12%
                                                                ====                          =====

Taxable equivalent adjustment:
Loans                                                  6,840                          7,198
Available-for-sale securities                            941                          1,043
Held-to-maturity securities                            3,939                          3,947
                                                     -------                       --------
Total taxable equivalent adjustment                   11,720                         12,188
                                                     -------                       --------
Net interest income                                $ 363,042                      $ 360,483
                                                     =======                       ========



NOTE: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans for all periods presented. Available-for-sale securities excludes certain noninterest-earning, marketable equity securities. Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities. Included in interest revenue for the available-for-sale portfolio for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003, and December 31, 2002, was approximately $8,646,000, $10,147,000,
$12,071,000, $12,974,000, and $14,141,000, respectively, associated with retained interest on loans sold or securitized which resulted in an increase in the yield on the available-for-sale portfolio of approximately 52, 72, 103, 115, and 129 basis points, respectively.


                                    Unaudited
                             AmSouth Bancorporation
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ in thousands)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        2003                              2002
                                                             -------------------------------------------------------  -------------
                                                              December 31    September 30    June 30      March 31     December 31
                                                             -------------  --------------  ----------  ------------  -------------

ASSETS
Cash and due from banks                                      $ 1,163,986   $  1,116,554  $  1,451,537   $ 1,372,188   $  1,221,985
Federal funds sold and securities purchased under
  agreements to resell                                               -0-         25,247       484,300       441,988         26,018
Trading securities                                                 2,721          1,725           287         1,060         47,964
Available-for-sale securities                                  7,125,971      6,428,817     5,814,466     5,110,643      4,744,866
Held-to-maturity securities                                    4,928,195      4,629,726     4,842,826     4,682,460      4,425,053
Loans held for sale                                              102,292        140,913        17,655        10,871         19,909
Loans net of unearned income:
         Commercial and industrial                             5,264,283      5,228,850     5,313,418     5,319,642      5,150,778
         Commercial loans - secured by real estate             2,026,092      1,914,300     1,829,220     1,770,277      1,726,362
         Commercial leases                                     1,962,437      1,907,385     1,787,725     1,780,197      1,780,555
         Commercial real estate mortgages                      2,359,209      2,420,498     2,429,824     2,303,543      2,304,381
         Real estate construction                              2,327,512      2,251,109     2,126,456     2,084,300      2,088,245
         Residential first mortgages                           3,646,329      3,570,875     3,024,847     2,860,556      2,794,072
         Equity loans and lines                                7,005,061      6,826,872     6,689,561     6,511,687      6,359,945
         Dealer indirect                                       3,610,005      3,698,688     3,720,988     3,756,628      3,731,364
         Revolving credit                                        550,521        527,668       525,109       520,758        541,165
         Other consumer                                          587,915        782,159       775,394       791,360        874,051
                                                              ----------     ----------    ----------    ----------     ----------
         Total loans net of unearned income                   29,339,364     29,128,404    28,222,542    27,698,948     27,350,918
Allowance for loan losses                                       (384,124)      (384,059)     (384,011)     (383,936)      (381,579)
Other interest-earning assets                                     40,218         33,102        48,602        35,027         63,812
Premises and equipment, net                                      964,692        927,407       907,680       864,517        838,906
Cash surrender value - bank owned life insurance               1,065,996      1,052,950     1,041,391     1,029,321      1,016,288
Goodwill and other intangibles                                   300,854        302,425       299,503       300,701        301,900
Accrued interest receivable and other assets                     965,351        939,488     1,037,429       935,711        895,232
                                                              ----------     ----------    ----------    ----------     ----------
                                                             $45,615,516   $ 44,342,699  $ 43,784,207   $42,099,499   $ 40,571,272
                                                              ==========     ==========    ==========    ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits and interest-bearing liabilities:
      Deposits:
         Noninterest-bearing demand                          $ 6,273,835   $  5,839,977   $ 5,849,456   $ 5,569,319   $  5,494,657
         Interest-bearing checking                             6,183,832      5,746,617     5,739,344     5,767,727      5,470,243
         Money market and savings deposits                     7,592,020      7,739,210     7,553,650     7,636,685      7,270,541
         Time                                                  6,278,053      6,410,087     6,532,948     6,317,130      6,384,206
         Certificates of deposit of $100,000 or more           2,818,490      2,864,383     2,696,099     2,052,939      2,055,314
         Foreign                                               1,294,123        867,949       727,329       656,649        640,663
                                                              ----------     ----------    ----------    ----------     ----------
         Total deposits                                       30,440,353     29,468,223    29,098,826    28,000,449     27,315,624
      Federal funds purchased and securities sold under
        agreements to repurchase                               2,026,253      2,221,105     1,837,292     1,826,851      1,769,547
     Other borrowed funds                                        343,202        430,461       149,333       149,842        151,018
     Long-term Federal Home Loan Bank advances                 5,737,952      5,595,264     5,826,839     5,732,740      5,838,268
     Other long-term debt                                      2,114,482      1,475,346     1,517,224     1,550,816      1,051,015
                                                              ----------     ----------    ----------    ----------     ----------
         Total deposits and interest bearing liabilities      40,662,242     39,190,399    38,429,514    37,260,698     36,125,472
Accrued expenses and other liabilities                         1,723,605      1,999,466     2,209,118     1,713,622      1,329,803
                                                              ----------     ----------    ----------    ----------     ----------
         Total liabilities                                    42,385,847     41,189,865    40,638,632    38,974,320     37,455,275
                                                              ----------     ----------    ----------    ----------     ----------

Shareholders' equity:
     Common stock                                                416,878        416,879       416,890       416,909        416,909
     Capital surplus                                             715,663        712,286       706,042       706,234        706,081
     Retained earnings                                         3,228,533      3,155,397     3,083,424     3,016,279      2,951,430
     Treasury stock                                           (1,076,644)    (1,102,503)   (1,106,191)   (1,082,170)    (1,045,428)
     Deferred compensation on restricted stock                   (14,501)       (15,340)      (15,838)      (16,667)       (15,954)
     Accumulated other comprehensive (loss)/income               (40,260)       (13,885)       61,248        84,594        102,959
                                                              ----------     ----------    ----------    ----------     ----------
         Total shareholders' equity                            3,229,669      3,152,834     3,145,575     3,125,179      3,115,997
                                                              ----------     ----------    ----------    ----------     ----------
                                                             $45,615,516   $ 44,342,699  $ 43,784,207   $42,099,499   $ 40,571,272
                                                              ==========     ==========    ==========    ==========     ==========


                                    Unaudited
                             AmSouth Bancorporation
                            CREDIT QUALITY STATISTICS
                                ($ in thousands)

---------------------------------------------------------------------------------------------------------------------------
                                                                          Three Months Ended
                                                                            2003                                  2002
                                             --------------------------------------------------------------  --------------
NET CHARGE-OFFS/(RECOVERIES)                 December 31    September 30       June 30         March 31       December 31
-------------------------------------------  ------------  ---------------  --------------  ---------------  --------------
Commercial:
      Commercial & industrial                   $ 12,579   $       9,523    $      12,553   $      12,079    $      14,150
      Commercial loans - secured by real estate      445             483              304             106              564
      Commercial leases                              910             (82)             558             432            2,057
                                             ------------  ---------------  --------------  ---------------  --------------
          Total commercial                        13,934           9,924           13,415          12,617           16,771

Commercial real estate:
      Commercial real estate mortgages               (87)          2,172              186             182              227
      Real estate construction                       (10)            593              443             207            1,451
                                             ------------  ---------------  --------------  ---------------  --------------
          Total commercial real estate               (97)          2,765              629             389            1,678

Consumer:
      Residential first mortgages                    596             587              836             456              663
      Equity loans and lines                      10,371          10,448            9,204           6,902            9,621
      Dealer indirect                              9,899           8,450           10,080          12,413           13,996
      Revolving credit                             5,716           5,850            5,717           6,059            5,419
      Other consumer                               4,016           3,728            2,744           3,507            3,601
                                             ------------  ---------------  --------------  ---------------  --------------
          Total consumer                          30,598          29,063           28,581          29,337           33,300
                                             ------------  ---------------  --------------  ---------------  --------------
                                                $ 44,435   $      41,752    $      42,625   $      42,343    $      51,749
                                             ============  ===============  ==============  ===============  ==============

NET CHARGE-OFFS AS A PERCENT
OF AVERAGE LOANS (Annualized)
Commercial:
      Commercial & industrial                       0.96 %          0.72 %           0.95 %          0.93 %           1.09 %
      Commercial loans - secured by real estate     0.09            0.10             0.07            0.02             0.13
      Commercial leases                             0.19           (0.02)            0.13            0.10             0.47
                                             ------------  ---------------  --------------  ---------------  --------------
          Total commercial                          0.61            0.44             0.61            0.58             0.78

Commercial real estate:
      Commercial real estate mortgages             (0.01)           0.37             0.03            0.03             0.04
      Real estate construction                      0.00            0.11             0.08            0.04             0.27
                                             ------------  ---------------  --------------  ---------------  --------------
          Total commercial real estate             (0.01)           0.24             0.06            0.04             0.16

Consumer:
      Residential first mortgages                   0.06            0.07             0.10            0.06             0.10
      Equity loans and lines                        0.59            0.61             0.56            0.43             0.61
      Dealer indirect                               1.07            0.90             1.08            1.34             1.49
      Revolving credit                              4.25            4.41             4.38            4.67             4.08
      Other consumer                                2.18            1.94             1.41            1.70             1.61
                                             ------------  ---------------  --------------  ---------------  --------------
          Total consumer                            0.78            0.76             0.77            0.81             0.94
                                             ------------  ---------------  --------------  ---------------  --------------
                                                    0.60 %          0.58 %           0.60 %          0.62 %           0.77 %
                                             ============  ===============  ==============  ===============  ==============



                                    Unaudited
                             AmSouth Bancorporation
                      CREDIT QUALITY STATISTICS (continued)
                                ($ in thousands)

-----------------------------------------------------------------------------------------------------------------------------
                                                                          2003                                     2002
                                              ---------------------------------------------------------------  --------------
NONPERFORMING LOANS*                          December 31    September 30        June 30         March 31        December 31
--------------------------------------------  ------------  ---------------  ---------------  ---------------  --------------
Commercial:
      Commercial & industrial                   $ 46,826    $      52,245    $      57,092    $      70,954    $      79,830
      Commercial loans - secured by real estate   19,920           18,450           13,463           12,232           15,160
      Commercial leases                            3,277            4,695            5,967           10,241            9,853
                                              ------------  ---------------  ---------------  ---------------  --------------
           Total commercial                       70,023           75,390           76,522           93,427          104,843

Commercial real estate:
      Commercial real estate mortgages             3,548           11,489           13,189           14,979           19,393
      Real estate construction                     7,581            7,515            9,934           12,238            9,325
                                              ------------  ---------------  ---------------  ---------------  --------------
           Total commercial real estate           11,129           19,004           23,123           27,217           28,718

Consumer:
      Residential first mortgages                 15,987           11,892           13,704           12,298           12,030
      Equity loans and lines                      12,652           14,135           13,931           16,080           12,517
      Dealer indirect                                 21               23                9                9              197
      Other consumer                                 341              349              356              520              524
                                              ------------  ---------------  ---------------  ---------------  --------------
           Total consumer                         29,001           26,399           28,000           28,907           25,268
                                              ------------  ---------------  ---------------  ---------------  --------------
                                                $110,153    $     120,793    $     127,645    $     149,551    $     158,829
                                              ============  ===============  ===============  ===============  ==============

*  Exclusive of accruing loans 90 days past due.



ACCRUING LOANS 90 DAYS PAST DUE
--------------------------------------------
Commercial:
      Commercial & industrial                   $  9,688    $       8,269    $       8,230    $       7,980    $       7,222
      Commercial loans - secured by real estate      869            3,632              140              365            1,516
      Commercial leases                               69              452                5              496            1,291
                                              ------------  ---------------  ---------------  ---------------  --------------
           Total commercial                       10,626           12,353            8,375            8,841           10,029

Commercial real estate:
      Commercial real estate mortgages               116              174              170              117              300
      Real estate construction                       -0-              581              434              556              917
                                              ------------  ---------------  ---------------  ---------------  --------------
           Total commercial real estate              116              755              604              673            1,217

Consumer:
      Residential first mortgages                 12,364           13,093           10,275           12,387           12,116
      Equity loans and lines                      31,887           34,191           34,829           44,025           49,239
      Dealer indirect                              3,894            3,624            4,011            5,206            7,388
      Revolving credit                             7,117            7,249            7,708            8,043            8,375
      Other consumer                               1,456            1,323            1,652            1,410            2,681
                                              ------------  ---------------  ---------------  ---------------  --------------
           Total consumer                         56,718           59,480           58,475           71,071           79,799
                                              ------------  ---------------  ---------------  ---------------  --------------
                                                $ 67,460    $      72,588    $      67,454    $      80,585    $      91,045
                                              ============  ===============  ===============  ===============  ==============


                                    Unaudited
                             AmSouth Bancorporation
                                OTHER INFORMATION

-----------------------------------------------------------------------------------------------------------------
                                                                    2003                               2002
                                    -------------------------------------------------------------   -------------
REGULATORY CAPITAL RATIOS            December 31*      September 30       June 30       March 31     December 31
--------------------------------    --------------    --------------     ---------     ----------   -------------
       Tier 1 capital ratio
             AmSouth                       7.74 %            7.65 %        7.56 %         7.68 %          7.80 %
             AmSouth Bank                  8.65              8.84          8.99           9.27            9.52

       Total capital ratio
             AmSouth                      11.24 %           11.34 %       11.32 %        11.64 %         10.60 %
             AmSouth Bank                 11.59             11.86         12.06          12.45           11.50

       Leverage ratio
             AmSouth                       6.68 %            6.65 %        6.69 %         6.73 %          6.85 %
             AmSouth Bank                  7.48              7.68          7.94           8.12            8.35



       * Fourth quarter 2003 regulatory capital ratios based on preliminary data.






-----------------------------------------------------------------------------------------------------------------